Exhibit 10.3
EXECUTION COPY
AMENDMENT NO. 2 TO THE ASSET PURCHASE AGREEMENT
     AMENDMENT NO. 2 TO THE ASSET PURCHASE AGREEMENT (this “Amendment”), dated as of January 31, 2007, between SKYTEL CORP., a Delaware corporation (“Seller”), and BELL INDUSTRIES, INC., a California corporation (“Purchaser”).
W I T N E S S E T H:
          WHEREAS, the parties hereto have entered into that certain Asset Purchase Agreement, dated as of November 10, 2006, as amended by Amendment No. 1 to the Asset Purchase Agreement, dated as of November 16, 2006 (the “Asset Purchase Agreement”); and
          WHEREAS, the parties desire to amend the Asset Purchase Agreement as set forth herein;
          NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
     1. Definitions. Capitalized terms used in this Amendment and not otherwise defined in this Amendment shall have the meanings set forth in the Asset Purchase Agreement.
     2. Amendments to the Asset Purchase Agreement.
          (a) Section 4.1 of the Asset Purchase Agreement is hereby amended by adding, after the existing paragraph, the following new paragraph:
          “Notwithstanding anything to the contrary in the preceding paragraph, the Closing will be deemed to have occurred at 11:59 p.m. (New York City time) on the Closing Date.”
          (b) Schedule 5.11(g) to the Asset Purchase Agreement is hereby amended and restated in its entirety as set forth on Exhibit A hereto.
          (c) Article VII of the Asset Purchase Agreement is hereby amended by adding, after Section 7.13, the following new Section 7.14:
          “7.14 Third Party Software. Purchaser hereby acknowledges that (i) computer hardware transferred as Purchased Assets, including laptops, may contain Third Party Software and (ii) Purchaser is not receiving any license to use any such Third Party Software by virtue of the Asset Purchase Agreement or any transaction document contemplated thereby. Purchaser hereby agrees not to use any such Third Party Software which Purchaser does not have a license to use. Within 30 days following the Closing Date, Purchaser shall (a) remove from any computer hardware that constitutes a

Purchased Asset any copy of Third Party Software which Purchaser does not have a license to use and (b) deliver to Seller a certificate duly signed by an officer of Purchaser certifying that Purchaser has complied with its obligations under clause (a) of this sentence.”
          (d) The form of Intellectual Property Agreement, attached to the Asset Purchase Agreement as Exhibit C thereto, is hereby amended and restated in its entirety as set forth on Exhibit B hereto.
          (e) The form of Telecommunication Services Agreement, attached to the Asset Purchase Agreement as Exhibit D thereto, is hereby amended and restated in its entirety as set forth on Exhibit C hereto.
          (f) The form of Reseller Agreement, attached to the Asset Purchase Agreement as Exhibit E thereto, is hereby amended and restated in its entirety as set forth on Exhibit D hereto.
          (g) The form of Colocation Agreement, attached to the Asset Purchase Agreement as Exhibit G thereto, is hereby amended and restated in its entirety as set forth on Exhibit E hereto.
          (h) The form of Corporate Account Agreement, attached to the Asset Purchase Agreement as Exhibit H thereto, is hereby amended and restated in its entirety as set forth on Exhibit F hereto.
     3. Effect on the Asset Purchase Agreement.
          (a) On and after the date hereof, each reference in the Asset Purchase Agreement to “this Agreement”, “herein”, “hereof”, “hereunder” or words of similar import shall mean and be a reference to the Asset Purchase Agreement as amended hereby.
          (b) Except as specifically amended by this Amendment, the Asset Purchase Agreement shall remain in full force and effect and the Asset Purchase Agreement, as amended by this Amendment, is hereby ratified and confirmed in all respects.

     4. Governing Law. This Amendment and the legal relations between the parties hereto arising hereunder shall be governed by, construed and enforced in accordance with the laws of the State of New York (without regard to the internal conflict of laws provisions of such State).
     5. Headings. The headings and captions in this Amendment are for convenience of reference only and shall not define, limit or otherwise affect any of the terms or provisions hereof.
     6. Counterparts. This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same amendment, and all signatures need not appear on any one counterpart.
[Signature page follows.]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective authorized officers as of the date first written above.

SKYTEL CORP.
By:	/s/ Francis Shammo
	Name:	Francis Shammo
	Title:	SVP and Chief Financial Officer

BELL INDUSTRIES, INC.
By:	/s/ John A. Fellows
	Name:	John A. Fellows
	Title:	Chief Executive Officer

The undersigned hereby joins as a party to this Amendment for the limited purposes provided in Section 11.9 of the Asset Purchase Agreement: MCI LLC
By:	/s/ Francis Shammo
	Name:	Francis Shammo
	Title:	SVP and Chief Financial Officer